OPPENHEIMER CHAMPION INCOME FUND

Supplement dated November 24, 2008 to the

Statement of Additional Information dated January 28, 2008

This supplement amends the Statement of Additional Information of Oppenheimer Champion Income Fund (the "Fund") dated January 28, 2008, and is in addition to the supplements dated October 17, 2008, May 12, 2008 and April 28, 2008. The Statement of Additional Information is revised as follows:

The following paragraph is added to page 48, immediately following the section titled "Major Shareholders":

      Control Persons. As of November 21, 2008, the Manager beneficially owned, directly and/or through one or more controlled companies, 68.55% of Class Y shares, which represent 28.55% of the outstanding voting securities of the Fund. In the event that any matter is submitted to a vote of the Fund’s shareholders, the Manager has undertaken to vote such securities of the Fund, and to cause any controlled companies to vote such securities of the Fund, in the same proportion as the shares of other Fund shareholders are voted on such matter. A withdrawal of the Manager’s investment could adversely affect the expense ratio for Class Y shares and/or lead to an increase in the Fund’s portfolio turnover. The Manager is organized in the State of Colorado.

November 24, 2008

PX0190.016